Exhibit 10.1

Confidential

Certain information marked as [***] has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

AMENDMENT NO. 1 TO COLLABORATION AND LICENSE AGREEMENT

This Amendment No. 1 to Collaboration and License Agreement (this "Amendment"), effective as of March 10, 2020 ("Amendment Effective Date"), amends that certain Collaboration and License Agreement, effective September 10, 2018 (the "CLA"), by and between Gilead Sciences, Inc., a corporation organized and existing under the laws of the State of Delaware and having its principal plate of business at 333 Lakeside Drive, Foster City, California 94404 ("Gilead"), and Precision Biosciences, Inc., a corporation organized and existing under the laws of the State of Delaware and having its principal place of business at 302 East Pettigrew St., Suite A-100, Durham, North Carolina 27701 ("Precision"). Gilead and Precision are sometimes referred to herein individually as a "Party" and collectively as the "Parties." All capitalized terms not otherwise defined in this Amendment shall have the meaning set forth in the CLA.

RECITALS

WHEREAS, the Parties desire to amend the CLA as set forth below in accordance with Section 11.10 of the CLA.

AGREEMENT

NOW THEREFORE, in consideration of the premises and the mutual promises and conditions hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, do hereby agree as follows:

1.

Accrual of Certain Payments. With respect to the [***] tranche of the Gilead Funding Commitment payable by Gilead for the fourth six (6) month period of the Collaboration Term, the Parties agree that (i) the initial [***] of such tranche (i.e., [***]) shall accrue in accordance with the Agreement's terms on [***] and shall be paid to Precision no later than [***] and promptly following the Amendment Effective Date Precision shall re-issue an invoice to that effect, and (ii) the remaining [***] of such tranche (i.e., [***]) shall accrue on [***] and be payable to Precision following invoice therefor in accordance with Section 5.1.2 of the Agreement (i.e., on [***] Precision shall issue an invoice for the remaining [***] of such tranche, which shall be payable within [***] days of receipt by Gilead). The Gilead Funding Commitment obligations with respect to each six (6) month period of the Collaboration Term thereafter shall remain unaffected.

2.

No Other Changes. Except as expressly modified by this Amendment, the CLA shall remain unchanged and in full force and effect. This Amendment shall become a part of the CLA as if set forth in full therein, and references to the CLA shall be to the CLA as amended. To the extent of any conflict or inconsistency between the terms of this Amendment and the CLA, the terms of this Amendment shall prevail.

Confidential

3.	Governing Law. The Parties acknowledge and agree that Section 11.5 of the CLA shall apply to this Amendment as if fully set forth herein.

4.

Counterparts. This Amendment may be executed in two counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but both such counterparts together shall constitute but one agreement. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed original counterpart of this Amendment.

[Signature Page Follows]

Confidential

IN WITNESS WHEREOF, the Parties have caused this Amendment No. 1 to Collaboration and License Agreement to be executed by their duly authorized representatives.

GILEAD SCIENCES, INC.		PRECISION BIOSCIENCES, INC.
By:	/s/Andrew Dickinson	By:	/s/Matthew Kane
Name:	Andrew Dickinson	Name:	Matthew Kane
Title:	EVP, Chief Financial Officer	Title:	Chief Executive Officer

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